UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 1, 2023, Xtant Medical Holdings, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”) reporting the Company’s acquisition of Surgalign SPV, Inc. (“Surgalign SPV”). The Company is filing this amendment to the Origianl 8-K (“Amendment”) to amend and supplement the Original 8-K to include financial statements of Surgalign SPV and pro forma financial information as required by Item 9.01(a) and 9.01(b), respectively, of Form 8-K. This Amendment should be read together with the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The abbreviated financial statements of Surgalign SPV as of and for the nine months ended September 30, 2022 (unaudited) and the year ended December 31, 2021 are filed as Exhibit 99.1 to this Amendment and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2022, the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2022, the unaudited pro forma combined statement of operations for the year ended December 31, 2021, and notes to the unaudited pro forma condensed combined financial information, all giving effect to the Company’s acquisition of Surgalign SPV, are filed as Exhibit 99.2 to this Amendment and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Accounting Firm

99.1	Abbreviated Financial Statements of Surgalign SPV

99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company and Surgalign SPV

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ Scott Neils
Scott Neils
Chief Financial Officer

Date: May 16, 2023